Exhibit 10.3

EXECUTION VERSION

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of April 9, 2013, is made by and among Taylor Morrison Home Corporation, a Delaware corporation (the “Corporation”), TMM Holdings II Limited Partnership, a Cayman Islands exempted limited partnership (“New TMM”), and the holders of New TMM Units (as defined herein) and shares of Class B Common Stock (as defined herein) from time to time party hereto (each, a “Holder”).

WHEREAS, the parties hereto desire to provide for the exchange of New TMM Units together with shares of Class B Common Stock for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble.

“Class A Common Stock” means the Class A common stock, par value $0.00001 per share, of the Corporation.

“Class B Common Stock” means the Class B common stock, par value $0.00001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” has the meaning set forth in the preamble.

“Election of Exchange” has the meaning set forth in Section 2.1(b) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which one Paired Interest is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1, subject to adjustment pursuant to Section 2.2 of this Agreement.

“Holder” has the meaning set forth in the preamble.

“New TMM” has the meaning set forth in the preamble.

“New TMM LPA” means the Amended and Restated Agreement of Limited Partnership of New TMM, dated on or about the date hereof, as such agreement may be amended from time to time.

“New TMM Unit” means the Common Units (as such term is defined in the New TMM LPA).

“Paired Interest” means one New TMM Unit together with one share of Class B Common Stock.

“Permitted Transferee” has the meaning given to such term in Section 4.1 of this Agreement.

“Registration Rights Agreement” means the registration rights agreement by and among the Corporation and the stockholders party thereto, dated as of the date hereof.

“Stockholders Agreement” means the stockholders agreement by and among the Corporation and the stockholders party thereto, dated as of the date hereof.

ARTICLE II

SECTION 2.1. Exchange of Paired Interests for Class A Common Stock.

(a) From and after the execution and delivery of this Agreement, each Holder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender Paired Interests to the Corporation in exchange for the delivery to the Holder of a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”).

(b) A Holder shall exercise its right to effect an Exchange as set forth in Section 2.1(a) above by delivering to the Corporation a written election of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit A hereto (the “Election of Exchange”), duly executed by such Holder or such Holder’s duly authorized attorney, in each case delivered to the Corporation at its address set forth in Section 4.2(a). Each Exchange shall be deemed to be effective at the time the Election of Exchange is delivered to the Corporation, and the exchanging Holder shall be deemed to be a holder of Class A Common Stock from and after that time. As promptly as practicable following the delivery of the Election of Exchange, the Corporation shall deliver or cause to be delivered to the exchanging Holder the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of such Holder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Corporation will, subject to Section 2.1(c) below, upon the written instruction of a Holder, deliver the shares of Class A Common Stock deliverable to such Holder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Holder.

(c) Subject to Section 2.3(b), the shares of Class A Common Stock issued upon an Exchange shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(d) If (i) any shares of Class A Common Stock may be sold pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, (ii) all of the applicable conditions of Rule 144 are met, or (iii) if a Holder otherwise requests removal of the legend, the Corporation, upon the written request of the Holder thereof and, in the case of clauses (ii) and (iii), receipt of an opinion of counsel to such Holder reasonably acceptable to the Corporation, shall take all necessary action promptly to remove such legend (in the case of clause (i), with respect to any such shares) and, if the shares of Class A Common Stock are certificated, issue to such Holder new certificates evidencing such shares of Class A Common Stock without the legend.

(e) The Corporation shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, including any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such Holder), then such Holder and/or the person in whose name such shares are to be delivered shall pay to the Corporation the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.

SECTION 2.2. Adjustment.

(a) The Exchange Rate and/or the components of a Paired Interest shall be adjusted accordingly if there is: (i) any subdivision (by any stock or unit split, stock or unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class B Common Stock or New TMM Units that is not accompanied by a substantially equivalent subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by a substantially equivalent subdivision or combination of the shares of Class B Common Stock and New TMM Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the date hereof, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of the Corporation or New TMM which may be issued in respect of, in exchange for or in substitution of shares of Class B Common Stock or New TMM Units, as applicable, by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

SECTION 2.3. Class A Common Stock to be Issued; Class B Common Stock to be Cancelled.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Class A Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of an Exchange by delivery of shares of Class A Common Stock that are held in the treasury of the Corporation or any of its subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation covenants that all shares of Class A Common Stock issued upon an Exchange will, upon issuance in accordance with this Agreement, be validly issued, fully paid and non-assessable.

(b) When a Paired Interest has been exchanged in accordance with this Agreement, the share of Class B Common Stock corresponding to such Paired Interest shall be cancelled by the Corporation.

(c) Subject to the terms of the Registration Rights Agreement, the Corporation covenants and agrees to deliver shares of Class A Common Stock, if requested, pursuant to an effective registration statement under the Securities Act with respect to any Exchange to the extent that a registration statement is effective and available for such shares. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Holders requesting such Exchange, the Corporation and New TMM shall use reasonable best efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation shall use reasonable best efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

(d) The Corporation agrees that it has taken all or will take such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, the Corporation of equity securities of the Corporation (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of the Corporation, including any director by deputization. The authorizing resolutions shall be approved by either the Corporation’s board of directors or a committee composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of the Corporation.

ARTICLE III

SECTION 3.1. Representations and Warranties of the Corporation and of New TMM. Each of the Corporation and New TMM represents and warrants that (i) it is a corporation or limited partnership duly incorporated or formed and is existing in good standing under the laws of its jurisdiction of organization, (ii) it has all requisite corporate or limited partnership power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of the Corporation, to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including without limitation, in the case of the Corporation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited partnership action on its part and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 3.2. Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holder and (iv) this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

ARTICLE IV

SECTION 4.1. Additional Holders. To the extent a Holder validly transfers any or all of such Holder’s Paired Interests to another person in a transaction in accordance with, and not in contravention of, the New TMM LPA, the Stockholders Agreement or the Registration Rights Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holder hereunder. To the extent New TMM issues New TMM Units in the future, then the holder of such New TMM Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holder hereunder.

SECTION 4.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax (delivery receipt requested), by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.2):

(a) If to the Corporation, to:

Taylor Morrison Home Corporation 4900 North Scottsdale Road, Suite 2000
Scottsdale, AZ 85251
Attention:	Darrell Sherman,
Vice President and General Counsel
Facsimile:	(866) 390-2612
E-mail: dsherman@taylormorrison.com

(b) If to New TMM, to:

TMM Holdings II Limited Partnership c/o Taylor Morrison Home Corporation 4900 North Scottsdale Road, Suite 2000
Scottsdale, AZ 85251
Attention:	Darrell Sherman,
Vice President and General Counsel
Facsimile:	(866) 390-2612
E-mail:	dsherman@taylormorrison.com

(c) If to any Holder, to the address and other contact information set forth in the records of the Corporation or New TMM from time to time.

SECTION 4.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 4.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 4.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 4.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) New TMM, (iii) TPG TMM Holdings II, L.P. (to the extent it then holds New TMM Units or shares of Class B Common Stock) and (iv) OCM TMM Holdings II, L.P. (to the extent it then holds New TMM Units or shares of Class B Common Stock).

SECTION 4.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 4.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Delaware in connection with any action relating to this Agreement and agree that service of summons, complaint or other process in connection with any such action may be made as set forth in Section 4.2 and that service so made shall be as effective as if personally made in the State of Delaware. To the extent not prohibited by applicable law, each party hereto waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in the above-named courts, any claim that such party is not subject personally to the jurisdiction of such courts, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or the subject matter thereof, may not be enforced in or by such courts.

(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS

CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.8(b) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.8(b) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION 4.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.9.

SECTION 4.10. Tax Treatment. This Agreement shall be treated as part of the New TMM LPA as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the New TMM Units and shares of Class B Common Stock by a Holder to the Corporation, and no party shall take a contrary position on any income tax return or amendment thereof unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

SECTION 4.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 4.12. Independent Nature of Holders’ Rights and Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under hereunder. The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

SECTION 4.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

Taylor Morrison Home Corporation

By:	/s/ Darrell Sherman
Name:	Darrell Sherman
Title:	Vice President, General Counsel and Secretary

[Signature Page to Exchange Agreement]

TMM Holdings II Limited Partnership

By:	TMM Holdings II GP, ULC,
its general partner

By:	/s/ Darrell Sherman
	Name:	Darrell Sherman
	Title:	Vice President, General Counsel and Secretary

[Signature Page to Exchange Agreement]

OCM TMM HOLDINGS II, L.P.

By:	OCM TMM Holdings II GP, ULC,
its general partner

By:	/s/ Derek Smith
	Name:	Derek Smith
	Title:	Authorized Signatory

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

[Signature Page to Exchange Agreement]

TPG TMM HOLDINGS II, L.P.

By:	TPG TMM Holdings II GP, ULC,
its general partner

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Vice President and Secretary

[Signature Page to Exchange Agreement]

JHI Holding Limited Partnership, by
its General Partner, JHI Advisory Ltd.

By:	/s/ Joe S. Houssian
	Name:	Joe S. Houssian
	Title:	Director

[Signature Page to Exchange Agreement]

/s/ Kenneth Dar Ahrens
Kenneth Dar Ahrens

[Signature Page to Exchange Agreement]

/s/ Sally Michelle Bassett
Sally Michelle Bassett

[Signature Page to Exchange Agreement]

/s/ Philip S. Bodem
Philip S. Bodem

[Signature Page to Exchange Agreement]

/s/ Calvin R. Boyd
Calvin R. Boyd

[Signature Page to Exchange Agreement]

/s/ Michelle M. Campbell
Michelle M. Campbell

[Signature Page to Exchange Agreement]

/s/ Carl David Cone
Carl David Cone

[Signature Page to Exchange Agreement]

/s/ Mark A. Delillo
Mark A. Delillo

[Signature Page to Exchange Agreement]

/s/ Timothy Eller
Timothy Eller

[Signature Page to Exchange Agreement]

/s/ Charles Enochs
Charles Enochs

[Signature Page to Exchange Agreement]

/s/ Caroline G. Estrada
Caroline G. Estrada

[Signature Page to Exchange Agreement]

/s/ Kip Williams Gilleland
Kip Williams Gilleland

[Signature Page to Exchange Agreement]

/s/ Amy L. Haywood-Rino
Amy L. Haywood-Rino

[Signature Page to Exchange Agreement]

/s/ George T. Hennessy
George T. Hennessy

[Signature Page to Exchange Agreement]

/s/ Erik M. Heuser
Erik M. Heuser

[Signature Page to Exchange Agreement]

/s/ Douglas P. Holloway
Douglas P. Holloway

[Signature Page to Exchange Agreement]

/s/ David Hreha
David Hreha

[Signature Page to Exchange Agreement]

/s/ Graham Hughes
Graham Hughes

[Signature Page to Exchange Agreement]

/s/ James E. Jimison
James E. Jimison

[Signature Page to Exchange Agreement]

/s/ Maurice B. Johnson
Maurice B. Johnson

[Signature Page to Exchange Agreement]

/s/ Tawn Kelley
Tawn Kelley

[Signature Page to Exchange Agreement]

/s/ John Kempton
John Kempton

[Signature Page to Exchange Agreement]

/s/ Laura Kunzweiler
Laura Kunzweiler

[Signature Page to Exchange Agreement]

/s/ Peter Lane
Peter Lane

[Signature Page to Exchange Agreement]

/s/ John H. Lucas
John H. Lucas

[Signature Page to Exchange Agreement]

/s/ Tommi Lynn Manning
Tommi Lynn Manning

[Signature Page to Exchange Agreement]

/s/ Todd Merrill
Todd Merrill

[Signature Page to Exchange Agreement]

/s/ Douglas Miller
Douglas Miller

[Signature Page to Exchange Agreement]

/s/ Kathleen R. Owen
Kathleen R. Owen

[Signature Page to Exchange Agreement]

/s/ Sheryl D. Palmer
Sheryl D. Palmer

[Signature Page to Exchange Agreement]

/s/ Joseph B. Poletti
Joseph B. Poletti

[Signature Page to Exchange Agreement]

/s/ Darrell Sherman
Darrell Sherman

[Signature Page to Exchange Agreement]

/s/ Louis Steffens
Louis Steffens

[Signature Page to Exchange Agreement]

/s/ Timothy J. Towell
Timothy J. Towell

[Signature Page to Exchange Agreement]

/s/ Stephen J. Wethor
Stephen J. Wethor

[Signature Page to Exchange Agreement]

/s/ Erin A. Willis
Erin A. Willis

[Signature Page to Exchange Agreement]

/s/ Jonathan C. White
Jonathan C. White

[Signature Page to Exchange Agreement]

/s/ Robert W. Witte
Robert W. Witte

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Taylor Morrison Home Corporation

4900 North Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

Attention:        Darrell Sherman

New TMM Cayman LP

c/o Taylor Morrison Home Corporation

4900 North Scottsdale Road, Suite 2000

Scottsdale, AZ 85251

Attention:        Darrell Sherman

Reference is hereby made to the Exchange Agreement, dated as of April 9, 2013 (the “Exchange Agreement”), among Taylor Morrison Home Corporation, a Delaware corporation, TMM Holdings II Limited Partnership, a Cayman Islands exempted limited partnership, and the holders of New TMM Units (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers to the Corporation the number of Paired Interests set forth below in Exchange for shares of Class A Common Stock to be issued in its name as set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Holder:

Address:

Number of Paired Interests to be Exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the shares of Class B Common Stock and New TMM Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the shares of Class B Common Stock or the New TMM Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such shares of Class B Common Stock or New TMM Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the shares of Class B Common Stock and New TMM Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of April 9, 2013 (the “Agreement”), among Taylor Morrison Home Corporation, a Delaware corporation (the “Corporation”), TMM Holdings II Limited Partnership, a Cayman Islands exempted limited partnership (“New TMM”), and each of the Holders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned, having acquired shares of Class B Common Stock and New TMM Units, hereby joins and enters into the Agreement. By signing and returning this Joinder Agreement to the Corporation, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holder contained in the Agreement, with all attendant rights, duties and obligations of a Holder thereunder and (ii) makes each of the representations and warranties of a Holder set forth in Section 3.2 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by New TMM, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to: